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                                                                   Exhibit 10.10

                           Data Critical Corporation
                     19820 North Creek Parkway, Suite 100
                               Bothell, WA 98011
                 phone (425) 482-7000/facsimile (425) 482-7010


July 18, 2001

Michael E. Singer
Executive Vice President, Corporate Development and Chief Financial Officer


Dear Michael:

     In appreciation of your contributions to the Company, I would like to offer you a cash bonus of $200,000 that will vest and be payable immediately upon the closing of our merger with and into a General Electric Company affiliate. This amount will be in addition to any other payments and benefits to which you are entitled under your other agreements with the Company.

                                    Very truly yours,

                                    DATA CRITICAL CORPORATION

                                         /s/ Richard L. Earnest
                                    ---------------------------------
                                    By:  Richard L. Earnest
                                    Title:  Chief Executive Officer

ACCEPTED AND AGREED:

MICHAEL E. SINGER

   /s/ Michael E. Singer
---------------------------

ACKNOWLEDGED:

GENERAL ELECTRIC COMPANY


By:    /s/ Pamela Krop
   ------------------------
Name:  Pamela Krop
Title: Vice President and General Counsel